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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69441) of Kulicke and Soffa Industries, Inc. of our report dated May 17, 2001 appearing on page 3 of this Form 11-K.




PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania


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